SCHEDULE 14A
            Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                                  AUXILIO, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

                                  Auxilio, Inc.
                           27401 Los Altos, Suite 100
                         Mission Viejo, California 92691
                                  949-614-0700

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD May 17, 2006



TO OUR STOCKHOLDERS:

      The Annual Meeting of Stockholders of Auxilio will be held on May 17, 2006, at 3:00 p.m. local time at our principal executive offices, located at 27401 Los Altos, Suite 100, Mission Viejo, California for the following purposes:

      1. To elect six directors to the Board of Directors to hold office for a one-year term;

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on March 30, 2006 are entitled to notice of, and to vote at, the meeting. All stockholders are cordially invited to attend the meeting. Our Bylaws require that the holders of a majority of the outstanding shares of our common stock entitled to vote be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business. Regardless of whether you expect to attend the meeting, you are requested to sign, date and return the accompanying proxy card. You may still attend and vote in person at the annual meeting if you wish, even though you may have submitted your proxy prior to the meeting. If you attend the meeting and vote in person, your proxy will be revoked and only your vote at the meeting will be counted. Thank you in advance for your prompt return of your proxy.

                                          By Order of the Board of Directors,

                                          /s/ Paul T. Anthony


                                          Paul T. Anthony
                                          Secretary

Mission Viejo, California
April 17, 2006

                                  Auxilio, Inc.
                           27401 Los Altos, Suite 100
                         Mission Viejo, California 92691
                                --------------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                  SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

      The accompanying proxy is solicited on behalf of our Board of Directors to be voted at our Annual Meeting of Stockholders to be held at the Company's office, located at 27401 Los Altos, Suite 100, Mission Viejo, California, on May 17, 2006, at 3:00 p.m. local time, and any and all adjournments or postponements thereof. In addition to the original solicitation by mail, certain of our employees may solicit proxies by telephone or in person. No specially engaged employees or solicitors will be retained for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this proxy statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares, will be borne by us. You may vote in person at our annual meeting, if you wish, even though you have previously mailed in your proxy. This proxy statement and the accompanying proxy are being mailed to stockholders on or about April 17, 2006. Unless otherwise indicated, "we," "us" and "our" mean Auxilio.

      All duly executed proxies will be voted in accordance with the instructions thereon. Stockholders who execute proxies, however, retain the right to revoke them at any time before they are voted. The revocation of a proxy will be effective upon written notice delivered to the Secretary of the Company, the timely delivery of a valid, later-dated proxy, or the stockholder granting such proxy voting by ballot at our annual meeting.

                              VOTING OF SECURITIES

Voting

      If, as of March 30, 2006, you are a registered owner (meaning that your shares are registered in the Company's records as being owned in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

o By proxy-You may complete the proxy card and mail it in the postage-paid envelope provided; or

o In person-You may attend the Annual Meeting and cast your vote there.

      If, as of March 30, 2006, you are a beneficial owner whose shares are held in "street-name" by a bank, broker or other record holder, please refer to your voting instruction card and other materials forwarded by such record holder for information on how to instruct the record holder to vote on your behalf.

      If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares in the way that you indicate. When completing the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the following:

      (1) To elect the following seven (7) nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and have qualified:

                        Joseph J. Flynn               John D. Pace
                        Edward B. Case                Max Poll
                        Robert L. Krakoff             Michael Vanderhoof
                                                      Etienne L. Weidemann


      (2) Such other business as may properly come before the meeting or any adjournment thereof.

      If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary of the Company prior to or at the commencement of the Annual Meeting.

      Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company's Corporate Secretary at 27401 Los Altos, Suite 100, Mission Viejo, California 92691 or (c) attending the Annual Meeting and voting in person. In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in "street name" by a bank, broker or other record holder must follow the instructions provided by such record holder for voting in person at the meeting. The beneficial holder also must obtain from such record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares in person.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

Record Date, Quorum and Voting Requirements

      Record Date.

      Only holders of record of the Company's common stock at the close of business on March 30, 2006, will be eligible to vote at the Annual Meeting. As of the close of business on March 30, 2006, the Company had 15,964,948 shares of common stock outstanding. Each share of common stock is entitled to one vote.

      Quorum.

      The presence of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

      Required Vote.

      Election of Directors. Directors will be elected by a plurality of votes cast at the Annual Meeting. This means that the seven nominees for director who receive the most votes will be elected. Only votes "for" or "against" affect the outcome. Abstentions are not counted for purposes of the election of directors.

      Other Matters. For each other item, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

      Broker Authority to Vote. Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange (the "NYSE"), a member broker who holds shares in street name for customers has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. The NYSE rules permit member brokers who do not receive instructions to vote on the election of directors.

                              STOCKHOLDER PROPOSALS

      The Bylaws of the Company require that all nominations for persons to be elected to the Board of Directors, other than those made by or at the direction of the Board of Directors, be made pursuant to written notice to the Secretary of the Company. The notice must be received not less than 35 days prior to the meeting at which the election will take place (or not later than 10 days after public disclosure of such meeting date is given or made to stockholders if such disclosure occurs less than 50 days prior to the date of such meeting). Notice must set forth the name, age, business address and residence address of each nominee, their principal occupation or employment, the class and number of shares of stock which they beneficially own, their citizenship and any other information that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended. The notice must also include the nominating stockholder's name and address as they appear on the Company's books and the class and number of shares of stock beneficially owned by such stockholder.

      In addition, the Bylaws require that for business to be properly brought before an annual meeting by a stockholder, the Secretary of the Company must have received written notice thereof (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting, not less than 120 days in advance of the anniversary date of the Company's proxy statement for the previous year's annual meeting, nor more than 150 days prior to such anniversary date and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The notice must set forth the name and address of the stockholder who intends to bring business before the meeting, the general nature of the business which he or she seeks to bring before the meeting and a representation that the stockholder is a holder of record of shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring the business specified in the notice before the meeting.

      Any proposal of a stockholder intended to be presented at the Company's 2007 Annual Meeting of Stockholders and included in the proxy statement and form of proxy for that meeting is required to be received by the Company no later than January 16, 2007. Management proxies will have discretionary voting authority as to any proposal not received by that date if it is raised at that annual meeting, without any discussion of the matter in the proxy statement.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


      Directors are elected at each annual stockholder's meeting to hold office until the next annual meeting or until their successors are elected and have qualified. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the seven (7) nominees named below. With the exception of Mr. Etienne Weidemann, all of the nominees currently are directors of the Company.

      It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy. Broker non-votes and proxies marked "withheld" as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board of Directors has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors..

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION
                      OF EACH OF THE NOMINEES NAMED BELOW.


    Name                  Age  Position with the Company
    ----                  ---  -------------------------
    Joseph J. Flynn       40   Chief Executive Officer, Director and Chairman
                               of the Board
    Edward B. Case        54   Director, Member of the Audit Committee
    Robert L. Krakoff     70   Director, Chairman of the Audit Committee, and
                               Member of the Compensation Committee
    John D. Pace          52   Director
    Max Poll              59   Director, Member of the Audit Committee
    Michael Vanderhoof    46   Director, Chairman of the Compensation Committee
    Etienne L. Weidemann  40   President and Chief Operating Officer

      Joseph J. Flynn, 40. Mr. Flynn was hired as the Chief Executive Officer effective January 1, 2003. Mr. Flynn joined PeopleView, Inc. in January of 2003. From 1998 to 2002, Mr. Flynn was General Manager of the e-learning, Collaboration and Telecommunications Group at Advanstar Communications. From 1992-1998, Mr. Flynn was Vice President for Latin America and the Iberian Peninsula for E. J. Krause, a privately held, leading international exhibition organizer. Mr. Flynn holds a BA in International Relations, 1987 from the Catholic University of America in Washington, DC and completed the Masters at Teaching Post Graduate Program in Foreign Language Education from the University of Rhode Island in 1989.

      Edward B. Case, 54. Mr. Case has over 20 years in the healthcare industry having served as CEO and President of Presbyterian Healthcare, as well as CEO and CFO of BJC Health Systems. Most recently Mr. Case has owned and operated
Healthcare Resource Associates, a leading provider of business process outsourcing services focused on cash flow improvements for hospitals and physicians.

      Robert L. Krakoff, 70. Mr. Krakoff has served as a member of the Company's Board of Directors since January, 2005. Mr. Krakoff was the former Chairman and Chief Executive Officer of Advanstar, Inc. Before joining Advanstar, Inc., Mr. Krakoff had a 23 year career with Reed Elsevier plc, a leading international publisher and information provider. He was Vice Chairman of Reed Elsevier Inc., a director of Reed Elsevier plc, and Chairman and CEO of Cahners Publishing Company. During his tenure with Reed, he also held the position of Chief Executive of Reed Exhibition Companies and Reed Reference Publishing. Prior to joining Reed Elsevier in 1973, Mr. Krakoff was President, Chief Executive Officer and a director of AITS, Inc., then a large wholesale travel company. He also held executive positions in finance, marketing and planning with Ford Motor Company, Trans World Airlines, The Singer Corporation, and RCA. Mr. Krakoff graduated from Pennsylvania State University with a Bachelor of Science degree in Business Administration. He also earned an MBA from the Harvard Graduate School of Business Administration. Mr. Krakoff is a past Chairman and a past Director of the Association of American Business Media (ABM), and the 2002 recipient of the ABM's McAllister Top Management Fellowship award for career leadership in business-to-business media. He also is a Trustee of the Beth Israel Deaconess Hospital in Boston. He is a member of the Board of Freedom Communications, Inc., of Irvine, CA and Chairman of the Audit Committee; a prior Director of three mutual funds of the Aquila Corporation (Capital Cash Management Trust, Narragansett Insured Tax Free Income Fund, and Trinity Liquid Assets Trust).

      John D. Pace, 52. Mr. Pace has served as a member of the Company's Board of Directors since November, 2004. He spent 25 years with ServiceMaster's Healthcare Division in a variety of senior leadership roles, the last as Executive Vice President for the West. Currently Mr. Pace is retired from ServiceMaster. He currently provides consulting services to the Company. Mr. Pace is also on the Mission Hospital Foundation Board, in Mission Viejo, CA.

      Max Poll, 59. Mr. Poll most recently served as President and Chief Executive Officer of Scottsdale Healthcare, where he retired from in 2005. He has been in health care administration for over 30 years and has held the positions of President & CEO of Barnes Hospital in St. Louis, Missouri, the primary teaching affiliate of Washington University School of Medicine; Administrator & CEO of Boone Hospital Center, Columbia, Missouri; and Assistant Director of St. Luke's Hospital, Kansas City, Missouri. Mr. Poll received his Bachelors of Business Administration from Western Michigan University, and his Masters of Hospital Administration from the University of Minnesota. His activities have included board, committee membership, and officer positions on metropolitan, state and national health organizations, including the American Hospital Association, Association of American Medical Colleges, and Voluntary Hospitals of America, Inc. Mr. Poll is a Fellow in the American College of Healthcare Executives, and currently is a board member of the International Genomics Consortium and serves as its Executive Advisor.

      Michael Vanderhoof, 46. Mr. Vanderhoof has served as a member of the Company's Board of Directors since May, 2001. Mr. Vanderhoof is Chairman of Cambria Asset Management LLC and a principal in Cambria Investment Fund LP. Cambria Asset Management is the holding corporation for Cambria Capital LLC, a NASD registered broker dealer with offices in Los Angeles, New York, Seattle and Salt Lake City. Cambria Investment Fund LP provides bridge loans and equity financing to early stage developing companies. Mr. Vanderhoof is a board member of Bionovo, Inc. He has over nineteen years experience in the capital markets. From 1998 to present, he has advised various private and public companies on capital formation, mergers and acquisitions and financing. From 1993 to 1997, Mr. Vanderhoof was a trader on a trading desk that made markets in over 200 OTC companies. His career began in 1985 as an Account Executive for a NASD broker-dealer firm in Salt Lake City, Utah.

      Etienne L. Weidemann, 40. Mr. Weidemann is the President and Chief Operating Officer for the Company. He joined the Company in November 2002 as Vice President of Marketing. In March 2003, Mr. Weidemann was promoted to Executive Vice President of Sales and Marketing. Prior to Auxilio, Mr. Weidemann was Vice President of Sales and Vendor Marketing for the e-Learning and Collaboration Groups at Advanstar Communications Inc. From 1996 to 1999, Mr. Weidemann was a Director and founding member of WildnetAfrica.com where he played a leading strategic role in determining the company's go-to-market strategy. From 1991 through 1996, Mr. Weidemann was Managing Director of Elecrep Corporation, an engineering and automotive manufacturing concern in South Africa. Mr. Weidemann graduated with a law degree from the University of South Africa and was admitted as an Attorney of the Supreme Court of South Africa in 1989.

Board Meeting and Attendance

      During fiscal year 2005, our board held eleven meetings in person or by telephone. Members of our board are provided with information between meetings regarding our operations and are consulted on an informal basis with respect to pending business. Each director attended at least 75% of the total number of meetings of our board and the total number of meetings held by all committees of our board on which such director served during the year.

Committees of the Board of Directors

Compensation Committee

      The Compensation Committee is presently composed of Michael Vanderhoof, who serves as chairperson of the committee, and Robert L. Krakoff, both of whom meet the definition of "independent" set forth in the NASDAQ corporate governance listing standards. The principal functions of this committee are to review and approve our organizational structure, review performance of our officers and establish overall employee compensation policies. This committee also reviews and approves compensation of directors and our corporate officers, including salary, bonus, and stock option grants, and administers our stock incentive plans. The Compensation Committee met four times during the fiscal year ended December 31, 2005.

Audit Committee

      The Audit Committee is presently composed of Robert L. Krakoff, who serves as chairperson, Edward B. Case and Max Poll, all of whom meet the definition of "independent" set forth in the NASDAQ corporate governance listing standards. The Board of Directors has also determined that Robert L. Krakoff And Edward B. Case are "audit committee financial experts," as defined by the rules of the SEC. The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing the results of each audit and quarterly review by our independent registered public accounting firm, and discussing the adequacy of our accounting and control systems. The Audit Committee met seven times during the fiscal year ended December 31, 2005. The Audit Committee operates under a written Charter adopted by the Board of Directors, a copy of which is attached hereto as Annex A.

Nomination of Directors

      The Company currently does not have a standing nominating committee. The independent members of the Board of Directors perform the functions of a nominating committee. The Board of Directors does not believe it needs a separate nominating committee because the independent Directors (as that term is defined in the NASDAQ listing standards) have the time and resources to perform the function of recommending nominees to the Board. Nominees for the Board of Directors are selected and proposed by a majority of the independent Directors and voted upon by the independent Directors.

      In identifying potential nominees, the Board takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent directors and the need for specialized expertise. The independent members of the Board of Directors identify director nominees through a combination of referrals, including by management, existing members of the Board of Directors and security holders, and direct solicitations, where warranted.

Director Compensation

      The Company compensates its non-employee directors for their service on the Board of Directors with an initial grant of an option to purchase 25,000 shares of Common Stock. Each outside director also receives 2,500 shares of Common Stock for each board meeting and committee meeting attended.

Communications with the Board

      Stockholders may communicate with the Board or any of the directors by sending written communications addressed to the Board of Directors, or any individual member of the Board of Directors, c/o Chief Financial Officer, Auxilio, Inc., 27401 Los Altos, Suite 100, Mission Viejo, California 92691. All communications are compiled by the Chief Financial Officer and forwarded to the Board of Directors or the individual director(s) accordingly.

Director Attendance at Annual Meetings

      Directors are strongly encouraged to attend annual meetings of the Company's stockholders. Joseph J. Flynn, Max Poll and John D. Pace of the Company's directors attended the 2005 Annual Meeting of the Company's Stockholders.

                               EXECUTIVE OFFICERS

Our current executive officers are as follows:

      Name                        Age   Position
      ----                        ---   --------
      Joseph J. Flynn...........   40   Chairman and Chief Executive Officer
      Paul T. Anthony...........   35   Chief Financial Officer
      Etienne Weidemann.........   40   President and Chief Operating Officer


      For additional information on Mr. Flynn, who also serves as a director of the Company, please refer to his profile set forth above under "ELECTION OF DIRECTORS".

      Paul T. Anthony was hired as the Chief Financial Officer effective January 3, 2005. Prior to joining the Company, Mr. Anthony served as Vice President, Finance and Corporate Controller with Callipso, a provider of voice-over IP based network services. During his tenure at Callipso, Mr. Anthony was responsible for all of the financial operations including accounting, finance, investor relations, treasury, and risk management. Before joining Callipso, Mr. Anthony was the Controller for IBM-Access360, a provider of enterprise software. Mr. Anthony joined Access360 from Nexgenix, Inc. where he served as Corporate Controller. Prior to this, Mr. Anthony held numerous positions in Accounting and Finance at FileNET Corporation, a provider of enterprise content management software applications. Mr. Anthony started his career at KPMG Peat Marwick LLP in Orange County in the Information, Communications & Entertainment practice. He is a certified public accountant and holds a Bachelor of Science in Accounting from Northern Illinois University.

      For additional information on Mr. Weidemann, who is nominated as a director of the Company, please refer to his profile set forth above under "ELECTION OF DIRECTORS".


                    EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

      The following table discloses the annual and long-term compensation received in each of the last three fiscal years by (i) our Chief Executive Officer of the Company during the last fiscal year, (ii) the Company's four most highly compensated executive officers, in addition to the Chief Executive Officer, serving at the end of the last fiscal year whose salary and incentive compensation exceeded $100,000 in the last fiscal year, and (iii) any executive officer of the Company who resigned during the last fiscal year whose salary and incentive compensation exceeded $100,000 in the last fiscal year.

                                                  Annual Compensation          Long Term Compensation
                                                  -------------------          ----------------------
                                                                                  Shares of Common
                                              Fiscal                              Stock Underlying            All Other
        Name and Principal Position            Year     Salary     Bonus     Stock Options and Warrants     Compensation
        ---------------------------            ----     ------     -----     --------------------------      ------------
Joseph J. Flynn (1)                            2005    $165,000   $43,464                  --                       --
Chairman and Chief Executive Officer           2004    $163,542   $                   333,333                       --
                                               2003    $149,885        --              83,333                       --
                                                                  $22,527
Etienne Weidemann (2)                          2005    $160,000   $40,002              16,667                       --
President and Chief Operating                  2004    $157,083   $10,000             316,666                       --
Officer                                        2003    $142,500   $45,215              99,990                       --

Paul T. Anthony (3)                            2005    $155,000   $10,000                  --                   $6,757
Chief Financial Officer                        2004          --        --             330,000                       --
                                               2003          --        --                  --                       --
Charles Nickell (4)                            2005    $142,500   $46,740                  --                       --
Vice President                                 2004    $142,500   $90,000                  --                       --
                                               2003          --        --                  --
Joseph B. Hoban (5)                            2005    $112,500   $39,500             300,000                       --
Senior Vice President - Sales                  2004          --        --                  --                       --
                                               2003          --        --                  --                       --

(1)   Mr. Flynn joined the Company in January 2003 as Chief Executive Officer.

(2)   Mr. Weidemann joined the Company in November 2002.

(3)   Mr. Anthony joined the Company in January 2005 as Chief Financial Officer.

(4) Mr. Nickell joined the Company in April 2004 through the acquisition of The Mayo Group.

(5)   Mr.  Hoban  joined the  Company in April 2005 as Senior  Vice  President -
      Sales.

Option Grants Table

      The following table sets forth information concerning options to purchase shares of our common stock granted to our named executive officers in the fiscal year ended December 31, 2005.

                             Shares of                          % of Total
                               Common      Shares of Common     Options and
                               Stock       Stock Underlying  Warrants Granted                                Grant Date
                             Underlying     Stock Options       to Company      Exercise Price  Expiration     Present
    Executive Officer       Warrants (1)         (2)             Employees      Per Share (3)      Date       Value (4)
    -----------------       ------------         ---             ---------      -------------      ----       ---------
Etienne Weidemann               --              16,666               1.3%             $2.00      4/15/2015     $ 21,883
Paul T. Anthony               330,000            --                 26.0%             $1.95     12/10/2009     $515,228
Joseph B. Hoban                 --             300,000              23.6%             $2.00      5/10/2015     $396,000

(1) The warrants have a term of no more than five years, subject to earlier termination in certain events related to termination of employment. The warrants begin to vest on the first anniversary from the grant date, subject to certain earnings and revenue targets being accomplished. To the extent not already exercisable, the warrants generally become exercisable upon a merger or consolidation of the Company with or into another corporation, or upon the acquisition by another corporation or person of all or substantially all of the Company's assets.

(2) The options were granted under the Auxilio 2004 Stock Incentive Plan for a term of no more than ten years, subject to earlier termination in certain events related to termination of employment. The options begin to vest on the first anniversary from the grant date. To the extent not already exercisable, the options generally become exercisable upon a merger or consolidation of the Company with or into another corporation, or upon the acquisition by another corporation or person of all or substantially all of the Company's assets.

(3) All options were granted at fair market value (the last price for the Company's Common Stock as reported by NASDAQ on the day previous to the date of grant), or the price paid during a private placement, as long as the restrictions on the shares sold pursuant to a private placement where equal to the vesting on the option grants.

(4) As suggested by the SEC's rules on executive compensation disclosure, the Company used the Black-Scholes model of option valuation to determine grant date pre-tax present value. The calculation is based on a five-year term and upon the following assumptions: annual dividend growth of zero percent, volatility of approximately 80.47%, and an interest rate of 2.75% to 3.00%. There can be no assurance that the amounts reflected in this column will be achieved.

Equity Compensation Plan Information

      The following table provides certain information as of December 31, 2005 with respect to the Company's equity compensation plans under which equity securities of the Company are authorized for issuance.

                                              Number of Securities
                                                to be Issued Upon        Weighted Average      Number of Securities
                                                   Exercise of          Exercise Price of      Remaining Available
                                              Outstanding Options,     Outstanding Options,    for Future Issuances
               Plan Category                   Warrants and Rights     Warrants and Rights          Under Plan
               -------------                   -------------------     -------------------          ----------
Equity compensation plans approved by
   security holders (1):                            2,008,497                 $1.48                 1,458,170
Equity compensation plans not approved by
   security holders (2):                            1,398,535                 $1.25                        --
                                                    ---------                                       ---------
         Total                                      3,407,032                                       1,458,170
                                                    =========                                       =========

(1) These plans consist of the 2004 Stock Incentive Plan, 2003 Stock Option Plan, 2001 Stock Option Plan, and the 2000 Stock Option Plan.

(2) Warrants and rights. From time to time and at the discretion of the Board of Directors the Company may issue warrants to key individuals or officers of the Company as performance based compensation.

Aggregated Options and Warrants Exercised in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth information regarding the exercisable and unexercisable options to acquire our common stock granted to our named executive officers.

                                                          Number of Unexercised            Value of Unexercised
                                                         Options and Warrants at          In-the-Money Options and
                                                           December 31, 2005          Warrants at December 31, 2005 (1)
                           Shares                          -----------------          ---------------------------------
                          Acquired        Value
         Name            on Exercise    Realized     Exercisable      Unexercisable     Exercisable      Unexercisable
         ----            -----------    --------     -----------      -------------     -----------      -------------
Joseph J. Flynn              --            --          152,788           263,889          $147,917          $264,583

Etienne Weidemann            --            --          163,889           269,444          $138,333          $251,666

Paul T. Anthony              --            --          110,000           220,000                --                --

Joseph B. Hoban              --            --               --           300,000                --                --

--------------------------------------------------------------------------------

(1) Represents the difference between the fair market value of the shares underlying such options at fiscal year- end ($1.50) and the exercise price of such options.

Employment and Separation Agreements and Change in Control Arrangements

      On April 1, 2004, the Company entered into an employment agreement with Joseph J. Flynn to serve as its Chief Executive Officer, effective April 1, 2004. Mr. Flynn's agreement has a term of two year and provides for a base annual salary of $165,000. Mr. Flynn may receive an annual bonus if certain earnings and revenue targets are accomplished. On March 14, 2006, the Company entered in to a new employment agreement with Mr. Flynn. This new agreement is effective January 1, 2006, has a term of two years, and provides for a base annual salary of $180,000. Mr. Flynn received 100,000 options and may receive an annual bonus if certain earnings and revenue targets are accomplished.

      On April 1, 2004, the Company entered into an employment agreement with Etienne Weidemann, to serve as President and Chief Operating Officer, effective April 1, 2004. Mr. Weidemann's agreement has a term of two years, and provides for a base annual salary of $155,000. Mr. Weidemann may receive an annual bonus if certain earnings and revenue targets are accomplished. On March 15, 2006, the Company entered in to anew employment agreement with Mr. Weidemann. This new agreement is effective January 1, 2006, has a term of two years, and provides for a base annual salary of $175,000. Mr. Weidemann received 80,000 options and may receive an annual bonus if certain earnings and revenue targets are accomplished.

      On December 10, 2004, the Company entered into an employment agreement with Paul T. Anthony to serve as Chief Financial Officer and Corporate Secretary, effective January 3, 2005. Mr. Anthony's agreement has a term of two years, and provides for a base annual salary of $155,000. Mr. Anthony received warrants and may receive an annual bonus if certain earnings and revenue targets are accomplished. Mr. Anthony's agreement does allow for severance upon termination as a result of a change in control. On March 15, 2006, the Company entered in to a new employment agreement with Mr. Anthony. This new agreement is effective January 1, 2006, has a term of two years, and provides for a base annual salary of $170,000. Mr. Anthony received 75,000 options and may receive an annual bonus if certain earnings and revenue targets are accomplished.

                          COMPENSATION COMMITTEE REPORT

Overview and Philosophy

      The Compensation Committee of the Board of Directors reviews and establishes compensation strategies and programs to ensure that we attract, retain, properly compensate, and motivate qualified executives and other key associates. The Committee consists of Mr. Vanderhoof, its chairperson, and Mr. Krakoff. No member of this committee is an employee or officer.

      The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the healthcare services industry, thereby allowing us to compete for and retain talented executives who are critical to our long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options. The compensation of our executive officer is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option grants under the stock option plans.

Chief Executive Officer Compensation

      The Compensation Committee set the 2006 annual compensation for our current Chief Executive Officer, Mr. Flynn. Mr. Flynn is being paid an annual salary of $180,000. Mr. Flynn may earn an annual bonus, at the discretion of the Board of Directors, with an amount to be determined by the Board of Directors.



                                              By the Compensation Committee,

                                              Michael Vanderhoof  Chairperson
                                              Robert L. Krakoff

April 12, 2006

                       BENEFICIAL OWNERSHIP OF SECURITIES

      The following table and the notes thereto set forth certain information regarding the beneficial ownership of our common stock as of March 30, 2006, by
(i) each current director; (ii) each executive officer named in the summary compensation table included herein who were serving as executive officers at the end of fiscal 2005; (iii) all our current directors and executive officers as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of our common stock.

                                                                               Shares Beneficially Owned
                                                                               -------------------------
            Name and Address of Beneficial Owner (1)                      Number (2)                 Percent
            ----------------------------------------                      ----------                 -------
Paul Anthony (3).................................................             220,000                  1.2
Edward B. Case...................................................                  --                   --
Joseph J. Flynn (4) .............................................             518,056                  2.9
Raymond Gerrity (5)..............................................              98,502                   *
Robert L. Krakoff (6)............................................               8,333                   *
John Pace (7)....................................................              20,538                   *
Max Poll (8).....................................................               8,333                   *
Michael Vanderhoof (9)...........................................           1,686,819                  9.3
Etienne Weidemann (10)...........................................             375,000                  2.1
All directors and executive officers, as a group (11)............           2,935,581                 16.2

*     Less than 1% of the outstanding shares of common stock

(1) The address for all officers and directors is 27401 Los Altos, Suite 100, Mission Viejo, CA 92691.

(2) Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law). The percentages are based upon 18,129,805 shares outstanding as of March 30, 2006, except for certain parties who hold options and warrants that are presently exercisable or exercisable within 60 days, are based upon the sum of shares outstanding as of March 30, 2006 plus the number of shares subject to options and warrants that are presently exercisable or exercisable within 60 days held by them, as indicated in the following notes.

(3)   Includes 220,000 shares subject to stock warrant agreements.

(4) Includes 118,055 shares subject to stock options exercisable within 60 days, and 250,000 subject to stock warrant agreements.

(5)   Includes 6,000 shares subject to stock options exercisable within 60 days.

(6)   Includes 8,333 shares subject to stock options exercisable within 60 days.

(7)   Includes 1,000 shares subject to stock options exercisable within 60 days.

(8)   Includes 8,333 shares subject to stock options exercisable within 60 days.

(9) Includes 5,750 shares subject to stock options exercisable within 60 days, and 50,000 subject to stock warrant agreements. Includes 425,156 beneficial shares owned by Avintaquin Capital, LLC 880 Apollo Street, Suite 334, El Segundo, CA 90245. Avintaquin Capital, LLC shares include 28,733 shares subject to stock warrant agreements. Includes 155,000 beneficial shares owned by Cambria Investment Fund, L.P. 2321 Rosecrans Avenue, Suite 4270, El Segundo, CA 90245. Cambria Investment Fund L.P. shares include 75,000 shares subject to stock warrants agreement.

(10) Includes 125,000 shares subject to stock options exercisable within 60 days, and 250,000 shares subject to stock warrant agreements.

(11) Includes 272,472 shares subject to stock options exercisable within 60 days, and 873,733 shares subject to stock warrant agreements.


        COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Auxilio's executive officers, directors and greater than 10% stockholders to file with the SEC certain reports of ownership and changes in ownership. Based on a review of the copies of such forms received and written representations from certain reporting persons, Auxilio believes that during the year ended December 31, 2005 all Section 16(a) reports applicable to its executive officers, directors and greater than 10% stockholders were filed on a timely basis, except for the following: a Form 4 to report stock option grants made on February 2, 2006 for Joseph Flynn, Max Poll, Robert Krakoff, Paul Anthony, Etienne Weidemann, Raymond Gerrity, Michael Vanderhoof and John D. Pace.


                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On November 23, 2005, the Company entered into a Loan and Security Agreement (the Loan) with Cambria Investment Fund, L.P. Michael D. Vanderhoof, a director of the Company, is a principal in Cambria Investment Fund L.P. Under the agreement, the Company can borrow up to $500,000, The Loan is secured by all of the Company's inventory, accounts receivable, equipment, cash, deposit accounts, securities, intellectual property, chattel paper, general intangibles and instruments, now existing or hereafter arising, and all proceeds thereof. In consideration for entering into the Loan, Cambria Investment Fund L.P. also receives warrants to purchase up to 250,000 shares of the Company's common stock at the market price upon execution, with 75,000 shares vesting upon the execution of the warrant agreement and 17,500 shares vesting for every multiple of $50,000 borrowed under the Revolving Loan Agreement with the Company. The fair value of the warrant to receive 75,000 issued upon execution was $69,557. Such amount was recorded as interest expense. The fair value of the warrants was determined using the Black-Scholes option-pricing model.

      On December 28, 2004, Auxilio entered into a Revolving Loan and Security Agreement with Mr. Michael D. Vanderhoof. Mr. Vanderhoof is a director of the Company. Under the agreement, the Company could borrow up to $500,000 (the Revolving Loan). The Revolving Loan was secured by all of the Company's inventory, accounts receivable, equipment, cash, deposit accounts, securities, intellectual property, chattel paper, general intangibles and instruments, now existing or hereafter arising, and all proceeds thereof. In consideration for the making of the Revolving Loan, Mr. Vanderhoof also received a warrant to purchase 50,000 common shares of the Company in a number equal to 10% of the highest amount outstanding at an exercise price of $2.00 per share. During 2005 the Company borrowed $500,000 and issued 50,000 warrants in connection with the Revolving Loan. The fair value of the warrants was determined using the Black-Scholes option-pricing model. Such amount was recorded as interest expense. In accordance with APB 14, "Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants," the Company has compared the relative fair value of the warrants and the face value of the note and has allocated a value of $58,029. Such amount was recorded as a discount against the carrying value of the note and was amortized over the life of the note using the straight-line interest method. In April 2005, the Company paid in full all outstanding principal balance under the Revolving Loan, and all remaining unamortized discount was immediately expensed. The Revolving Loan expired December 10, 2005.

      In June of 2004 the Company entered in to a consulting agreement with John
D. Pace, a director, to provide support in the Company's sales efforts with major healthcare facilities as well as consulting services related to the Company's operations. The agreement terminates June 1, 2006. Mr. Pace receives $1,000 per day for his services not to exceed three days per month and $1,500 per day for each additional day worked during a given month. In addition, Mr. Pace receives commission at a rate of 5% of the gross profit for any business closed through introductions made by Mr. Pace. The commission will be paid 25% in the form of Auxilio's common stock (priced at prevailing market values) and 75% in cash. Total compensation to Mr. Pace in 2005 was $61,704.

      The Company believes that the foregoing transaction was in its best interests. As a matter of policy, this transaction was and all future transactions between the Company and its officers, directors, principal
Stockholders or their affiliates will be approved by a majority of the independent and disinterested members of the Board of Directors, on terms no less favorable than could be obtained from unaffiliated third parties and in connection with bona fide business purposes of the Company.


                       APPOINTMENT OF INDEPENDENT AUDITORS

      The Company has appointed the firm of Haskell & White LLP independent registered public accounting firm for the Company during the 2005 fiscal year, to serve in the same capacity for the year ending December 31, 2006. Representatives of Haskell & White LLP, are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

                        FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

      The aggregate fees billed for professional services rendered by Stonefield Josephson, Inc. for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2004 and the reviews of the financial statements included in the Company's Form 10-QSB's for fiscal years ended December 31, 2004 and 2005 were $147,770.

      The aggregate fees billed for professional services rendered by Haskell & White LLP. for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2005 were $79,355.

Audit-related Fees

      The aggregate fees billed for audit-related services rendered by Stonefield Josephson, Inc. for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2004 and the reviews of the financial statements included in the Company's Form 10-QSB's for such fiscal years ended December 31, 2004 and 2005 were $54,385.

      Haskell & White LLP did not provide, did not bill and was not paid any fees for the fiscal year ended December 31, 2005 for audit-related services.

Tax Fees

      The aggregate fees paid to Stonefield Josephson, Inc for tax services for fiscal 2004 were $24,535.

      Haskell & White LLP has been engaged to provide corporate income tax services for the fiscal year ended December 31, 2005, and related fees are expected to be approximately $11,000.

All Other Fees

     The aggregate fees billed for services rendered by Stonefield Josephson, Inc., other than the services referred to above, for the fiscal year ended December 31, 2004 and 2005 were $6,640.

Audit Committee Pre-Approval Policies and Procedures

      Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable Securities and Exchange Commission rules. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the professional services rendered by Stonefield Josephson, Inc. and Haskell & White LLP for fiscal years 2004 and 2005 were pre-approved by the Audit Committee of our Board of Directors in accordance with applicable SEC rules.

Change in Certifying Accountants

   On December 19, 2005 the Company's Audit Committee approved the dismissal of Stonefield Josephson, Inc. as the Company's independent registered public accounting firm and appointed Haskell & White LLP as the Company's independent registered public accounting firm for the year ended December 31, 2005. There were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedures which disagreements, if not resolved to Stonefield Josephson, Inc.'s satisfaction, would have caused them to refer to the subject matter of the disagreements in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1)(iv) of the Securities and Exchange Commission's Regulation S-B.

   The Company requested Stonefield Josephson, Inc. to furnish it with a letter addressed to the Commission stating whether it agreed with the above statements. A copy of that letter, dated December 22, 2005, was filed as Exhibit 16.1 to the Form 8-K, as amended, announcing Stonefield Josephson, Inc.'s dismissal and the appointment of Haskell & White LLP, which was filed with the SEC on December 23, 2005, and amended on January 18, 2006.

                             AUDIT COMMITTEE REPORT

     The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all aspects of our financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2005 with management.

     The Audit Committee also reviewed with Haskell & White LLP, our independent registered public accounting firm, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1. The Audit Committee has also considered whether the provision of non-audit services by Haskell & White LLP is compatible with their independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

                                                 By the Audit Committee,

                                                 Robert L. Krakoff, Chairperson
                                                 Max Poll
                                                 Edward B. Case


April 12, 2006

                                  ANNUAL REPORT

      The Company's Annual Report on Form 10-KSB, including financial statements and schedules thereto, for the fiscal year ended December 31, 2005, accompanies this Proxy Statement.


                                  OTHER MATTERS

      At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter that will be acted upon at the Annual Meeting. If any other matter is presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                          By Order of the Board of Directors,

                                          Auxilio, Inc.

                                          /s/ Joseph J. Flynn


                                          Joseph J. Flynn
                                          Chairman of the Board

Mission Viejo, California
April 19, 2006


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                                  Auxilio, Inc
                           27401 Los Altos, Suite 100
                         Mission Viejo, California 92691


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby nominates,  constitutes and appoints each of Joseph
J. Flynn and Paul T. Anthony the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Auxilio, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held at the Company's office at 27401 Los Altos, Suite 100, Mission Viejo, California on May 17, 2006, at 3:00 p.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:



THE DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1

1.    ELECTION OF DIRECTORS:


      |_|   FOR                            |_|   WITHHOLD AUTHORITY
            all nominees listed below            to vote for all nominees listed
            (except as marked to the             below
            contrary below)

            Election of the following nominees as directors: Joseph J. Flynn, Edward B. Case, John D. Pace, Robert L. Krakoff, Max Poll, Michael Vanderhoof and Etienne L. Weidemann.

            (Instructions: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)



2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IMPORTANT - PLEASE SIGN, DATE AND RETURN PROMPTLY

                                               DATED:
                                               ---------------------------, 2006


                                               ---------------------------------
                                               (Signature)


                                               Please   sign   exactly  as  name
                                               appears    hereon.     Executors,
                                               administrators,        guardians,
                                               officers  of   corporations   and
                                               others  signing  in  a  fiduciary
                                               capacity  should state their full
                                               titles as such.

PLEASE SIGN THIS CARD AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.


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